SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 23, 2003

Date of earliest event reported:  October 30, 2003

HA2003, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-13525

(Commission File Number)

36-3573412

(I.R.S. Employer Identification No.)

707 Skokie Boulevard, Suite 600, Northbrook, IL 60062

(Address of principal executive offices)

(847) 600-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

HA2003, Inc. (“HA2003”) is filing the reports required to be filed with the United States Trustee under Federal Rule of Bankruptcy Procedure 2015 of Chapter 11 of Title 11 of the United States Code, under the cover of Form 8-K in lieu of filings on Form 10-Q and Form 10-K.

As previously disclosed in Form 8-K filed with the Securities and Exchange Commission on May 30, 2003 (SEC File No. 001-13525), HA-LO Industries, Inc., a Delaware corporation (“HA-LO”), and Lee Wayne Corporation, a wholly-owned subsidiary of HA-LO incorporated in Illinois (“Lee Wayne”), sold substantially all of their assets on May 14, 2003.  In connection with the asset sale, HA-LO changed its name to HA2003, Inc. and Lee Wayne changed its name to LW2003, Inc.

On November 3, 2003 the United States Bankruptcy Court for the Northern District of Illinois approved the Disclosure Statement With Respect to Second Amended Plan (the “Plan”) of Reorganization (Liquidating) of HA2003, Inc., LW2003, Inc., and Starbelly.com, Inc. (collectively, the “Debtors”) as Proposed by the Debtors and Debtors-in-Possession and the Official Committee of Unsecured Creditors (the “Committee”) dated as of October 30, 2003 (the “Disclosure Statement”) for use by the Debtors and the Committee in soliciting acceptances or rejections of the Plan from holders of certain impaired claims who are (or may be) entitled to receive distributions under the Plan.  Copies of the Plan and the Disclosure Statement are attached hereto as exhibits and incorporated herein by reference.  Additionally, a copy of the Notice of Non-Voting Status with Respect to Equity Interests in the Debtors is attached hereto as an exhibit and incorporated herein by reference.

A hearing to consider confirmation of the Plan will be held on January 28, 2004 at 11:00 a.m. (CST), before the Honorable Carol A. Doyle, United States Bankruptcy Court for the Northern District of Illinois, Everett McKinley Dirksen Courthouse, 219 S. Dearborn Street, Chicago, Illinois, Courtroom 742.  A copy of the Notice of Confirmation Hearing and Objection Deadline is attached hereto as an exhibit and incorporated herein by reference.

HA2003 remains a debtor, with two of its subsidiaries, LW2003, Inc. and Starbelly.com, Inc. in three separate, although jointly administered, Chapter 11 cases (the “Cases”) in case number 02 B 12059.

Persons interested in more information concerning the Cases, or the Debtors’ financial performance, are encouraged to review the pleadings, reports and other papers on file in the Office of the Clerk of the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, Everett McKinley Dirksen Federal Building, 219 S. Dearborn Street, Chicago, Illinois.

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Exhibit	Reference

99.1	Second Amended Plan of Reorganization (Liquidating) of HA2003, Inc., LW2003, Inc., and Starbelly.com, Inc.

	as Proposed by the Debtors and Debtors-in-Possession and the Official Committee of Unsecured Creditors, dated as of October 30, 2003.	Filed Herewith

99.2

Disclosure Statement With Respect to Second Amended Plan of Reorganization (Liquidating) of HA2003, Inc., LW2003, Inc., and Starbelly.com, Inc. as Proposed by the Debtors and Debtors-in-Possession and the Official Committee of Unsecured Creditors, dated as of October 30, 2003.

Filed Herewith

99.3	Notice of Non-Voting Status with Respect to Equity Interests in HA-LO Industries Inc., et al.	Filed Herewith

99.4	Notice of Confirmation Hearing and Objection Deadline.	Filed Herewith

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HA2003, Inc.
(Registrant)

Date: December 22, 2003	/s/ Marc Simon
Marc Simon
Chief Executive Officer